Fair Value Measurements (Schedule Of Accumulated Other Comprehensive Loss - Interest Rate Swaps) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended		9 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2013 Accumulated other comprehensive loss [Member]
Derivative Instruments
Balance at beginning of year	$ 100,292	$ 134,067	$ 48,180
Other comprehensive income	52,112	33,775	(48,180)
Balance at end of year	$ 48,180	$ 100,292	$ 0